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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 15, 2000


                     MBNA America Bank, National Association
                    (as successor to First Union Direct Bank)
           (as Originator of the First Union Master Credit Card Trust)
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of

                      First Union Master Credit Card Trust

               United States                            33-98546-01                      51-0331454
----------------------------------------          -------------------------          ------------------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)          (IRS Employer
                                                                                     Identification Number)


           Wilmington, Delaware                19884-0781
----------------------------------------    ------------------
(Address of Principal Executive Office)        (Zip Code)


Registrant's telephone number, including area code (800) 362-6255


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.        Not Applicable.

Item 2.        Not Applicable.

Item 3.        Not Applicable.

Item 4.        Not Applicable.

Item 5. The First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the period of November 2000 was delivered to Certificateholders on December 15, 2000.

Item 6.        Not Applicable.

Item 7.        Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.2.

        Exhibit 20.1 First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for the December 15, 2000 Distribution Date.

        Exhibit 20.2  Key Performance Factors for the First Union Master
                      Credit Card Trust, Series 1996-1 as of November 30, 2000.

Item 8.        Not Applicable.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   MBNA AMERICA BANK, NATIONAL ASSOCIATION, on behalf of the First Union Master Credit Card Trust


                                   By:
                                          ------------------------------------
                                      Name:   Jack Fioravanti
                                      Title:  Senior Vice President




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                                  EXHIBIT INDEX


Exhibit                   Description
-------                   -----------

Exhibit 20.1          First Union Master Credit Card Trust, Series 1996-1 Certificateholders' Statement for
                      the December 15, 2000 Distribution Date.

Exhibit 20.2          Key Performance Factors for the First Union Master Credit Card Trust, Series 1996-1 as
                      of November 30, 2000.


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